Exhibit 10.12

PROMISSORY NOTE

$30,000,000.00	Greenwich, Connecticut
January 3, 2022

FOR VALUE RECEIVED, NORPOINTE, LLC, a Delaware limited liability company with an address at 255 Glenville Road, Greenwich, Connecticut 06831 (“Borrower”) promises to pay to the order of BELPOINTE PREP FINANCING, LLC, a Connecticut limited liability company (“Lender”), with an address at 255 Glenville Road, Greenwich, Connecticut 06831, the principal sum of THIRTY MILLION AND 00/100 ($30,000,000.00) DOLLARS (the “Loan”), plus interest, payable at the rate provided in Paragraphs 1 of this note (this “Note”), on an accrued interest only basis in equal monthly payments of $125,000.00 payable on the first day of each month hereafter, together with any costs and expenses, including reasonable attorneys’ fees, incurred in the collection of this Note or in protecting or sustaining the lien of the hereinafter-described Mortgage (as hereinafter defined) securing this Note. Such amounts of principal, interest, fees, costs and expenses are collectively referred to in this Note as the “Entire Note Balance”.

1.	INTEREST RATE. This Loan shall bear interest from the date of this Note until adjusted in accordance with the terms hereof, whether before or after maturity, by acceleration or otherwise, at the rate of five percent (5.00%) per annum (plus any default rate which may be in effect).

2.	REPAYMENT. The Entire Note Balance, if not sooner paid, shall be due and payable, without notice or demand, on December 31, 2022 (the “Maturity Date”).

3.	LATE CHARGE. Borrower shall pay Lender a late charge of two percent (2.00%) of the principal balance of the Loan if the Entire Note Balance is not received by Lender within ten business (10) days after the Maturity Date. This charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to any fees and charges of any agents or attorneys which Lender is entitled to employ in an Event of Default (as hereinafter defined) hereunder, whether authorized herein or by law or at equity. Borrower will pay this late charge within fifteen (15) days after the Maturity Date.

4.	DEFAULT. Upon the occurrence of any Event of Default, the Entire Note Balance shall, at the option of Lender, become immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and in any event, interest shall immediately accrue at a “default rate” which means a rate of interest which is five (5.00%) percent above the rate which would otherwise be payable under the terms of Paragraph 1 hereof.

An Event of Default is defined as the occurrence or continuation of any one of the following: (i) default in the payment of any principal, interest or other amounts due at the Maturity Date, (ii) default in the performance of any of the other conditions or stipulations of this Note, thirty (30) days after notice thereof; or (iii) the occurrence of any Event of Default as defined in the Mortgage securing this Note or any other document evidencing the obligation of Borrower to Lender in connection with the indebtedness evidenced by this Note of even date herewith or the breach beyond applicable notice and cure periods of any provision of any other instrument securing this Note or any other agreement presently or hereafter existing between Borrower and Lender.

5.	PREPAYMENT; APPLICATION OF PAYMENTS. Borrower may prepay this Note in whole or in part at any time or from time to time without penalty. Payments will be applied as prescribed in the Mortgage securing this Note.

6.	DELAY IN ENFORCEMENT. The liability of Borrower and any subsequent endorser, guarantor or other accommodation maker under this Note is unconditional and shall not be affected by an extension of time, renewal, waiver or any other modification whatsoever, granted or consented to by Lender. Any failure by Lender to exercise any right it may have under this Note is not a waiver of Lender’s right to exercise the same or any other right at any other time.

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7.	CHANGES. No agreement by Lender to change, waive or release the terms of this Note will be valid unless it is in writing and signed by Borrower and Lender.

8.	WAIVER, JURY TRIAL WAIVER. BORROWER AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION PARTY HEREBY VOLUNTARILY WAIVE ANY RIGHTS TO NOTICE OR HEARING UNDER APPLICABLE LAWS, PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR, TOGETHER WITH ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION WITH RESPECT TO THIS NOTE AND AS TO ANY ISSUES ARISING RELATING TO THIS NOTE OR TO THE INSTRUMENTS SECURING THIS NOTE.

9.	GOVERNING LAW. The parties expressly agree that this Note shall be governed and construed in accordance with the laws of the State of Connecticut. Borrower further agrees that Lender may enforce its rights under the Note prior to or following foreclosure of the Mortgage securing this Note in accordance with the law of any state in which such actions are permitted. If Lender obtains a deficiency judgment in any state other than Connecticut, Lender shall have the right to enforce such judgment in Connecticut as well as in other states.

10.	INVALIDITY. If any provision of this Note or the application of any provision to any person or circumstance shall be invalid or unenforceable, neither the balance of this Note nor the application of the provision to other persons or circumstances shall be affected.

11.	NOTE SECURED BY MORTGAGE. This Note is secured by a Mortgage and Security Agreement of even date herewith (the “Mortgage”) executed and delivered by Borrower to Lender, conveying certain real estate and property therein described and known as 41 Wolfpit Avenue, Norwalk, Connecticut 06851 (the “Mortgaged Property”), to be duly recorded in the Norwalk Land Records in the State of Connecticut.

12.	JOINT AND SEVERAL LIABILITY, BINDING EFFECT. This Note and all obligations hereunder, shall be the joint and several obligations of Borrower, and any endorsers or other accommodation maker, and each provision hereof shall apply to each and all jointly and severally. The provisions of this Note are binding on the successors and assigns of Borrower and shall inure to the benefit of Lender, its successors and assigns and to subsequent holders of this Note.

13.	INTERPRETATION. Captions and headings used in this Note are for convenience only. The term “Borrower” and any pronoun referring thereto as used herein shall be construed in the masculine, feminine or neuter as the context may require. The singular includes the plural and the plural includes the singular. “Any” means any and all.

14.	OTHER OBLIGATIONS. To the extent the Entire Note Balance is reduced or paid in full by reason of any payment to Lender by any subsequent accommodation maker, endorser or guarantor, and all or any part of such payment is rescinded, avoided or recovered from Lender for any reason whatsoever, including, without limitation, any proceedings in connection with the insolvency, bankruptcy or reorganization of such accommodation maker, endorser or guarantor, the amount of such rescinded, avoided or returned payment shall be added to or, in the event the Note has been previously paid in full, shall revive the principal balance of this Note upon which interest may be charged at the applicable rate set forth in this Note and shall be considered part of the Entire Note Balance and all terms and provisions herein shall thereafter apply to same.

15.	USURY. Notwithstanding any other provision of this Note, Borrower shall not be required to pay any amount pursuant to this Note which is in excess of the amount permitted under applicable law. It is the intention of the parties hereto to conform strictly to any applicable usury law, and, it is agreed that in the event that Lender ever receives, collects or applies as interest any amount is excess of the maximum rate of interest permitted to be charged by applicable law, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, any remaining excess shall forthwith be paid to Borrower.

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16.	PREJUDGMENT REMEDY WAIVER. BORROWER ACKNOWLEDGES AND REPRESENTS THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND THAT THE PROCEEDS OF THE LOAN SHALL NOT BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. BORROWER HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE TRANSACTION TO WHICH THIS NOTE RELATES IS A “COMMERCIAL TRANSACTION” AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES, SECTIONS 52-278a et seq., AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, BORROWER ACKNOWLEDGES THAT LENDER’S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES, SECTION 52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY LENDER’S ATTORNEY, AND LENDER ACKNOWLEDGES BORROWER’S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. BORROWER FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY LENDER AND WAIVES ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY LENDER BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF BORROWER OR ANY OTHER OBLIGATED PARTY TO ANY ACTION BROUGHT BY LENDER.

17.	RIGHT OF SETOFF. During the continuance of any Event of Default as defined in this Note, Lender shall have the right to set-off all or any part of Borrower’s deposits, credit and property now or hereafter in the possession or control of Lender, its agent or bailee or in transit to it and may apply the same, or any part thereof, to the Entire Note Balance without prior notice or demand.

NORPOINTE, LLC

By:	Belpointe Capital Norpointe, LLC
its	Manager

By:	/s/ Brandon E. Lacoff
Brandon E. Lacoff, a Member

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